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                                                                   Exhibit 10.10


                                 AMENDMENT NO. 6

THIS AMENDMENT NO. 6 ("Amendment") is made and entered into effective this 25th day of September, 2001, by and between WILLIAMS COMMUNICATIONS, LLC ("Customer") and CORVIS CORPORATION ("Corvis").

WHEREAS, Customer and Corvis are parties to that certain Procurement Agreement dated April 6, 2000, which has been subsequently amended from time to time (the "Agreement"); and

WHEREAS, Customer and Corvis desire to further amend the Agreement; and

NOW, THEREFORE in consideration of the foregoing premises and mutual promises and covenants of the parties hereto, the receipt and sufficiency of which is hereby acknowledged, Customer and Corvis agree to amend the Agreement as follows:

1. The following language shall be added to the end of Attachment 3.2 (Revised), provided for by Amendment No. 4, dated April 23, 2001, to the Procurement Agreement:

          In connection solely with the Corvis Products to be sold to Customer from time to time under the Agreement, which are also financed by Corvis or with respect to which Corvis had provided deferred payment terms to Customer (the "Financed Products"), and in consideration for the extension of payment terms and other valuable consideration, Corvis reserves, and Customer hereby grants to Corvis, a purchase money security interest in any Financed Products sold to Customer by Corvis under or pursuant to this Agreement until any and all payments, charges and other amounts due or to become due to Corvis solely for the purchase of such Financed Products, including without limitation taxes, and shipping and installation charges for the Financed Products, are paid in full.

          Corvis shall have the right and is hereby authorized, at any time and without notice to Customer, to file in any state or local jurisdiction, and Customer hereby agrees to execute upon request from Corvis, such financing statements (e.g., UCC-1 financing statements) or other writings as Corvis reasonably from time to time deems necessary to perfect and continue the perfection of the purchase money security interest granted hereunder. Notwithstanding the foregoing, Customer hereby appoints Corvis as its attorney-in-fact for the sole purpose of the above said filing and, to the extent necessary, to execute any such financing statements and such other writings prepared by Corvis or its designee solely for purposes of perfecting or maintaining the perfection of Corvis' purchase money security interest granted hereunder. Customer also agrees that this Amendment, or a carbon, xerographic or other copy hereof may be filed by Corvis in any state or local jurisdiction as a financing statement (or as other evidence of Corvis' purchase money security interest). Customer shall not sell or lease the Financed Products or allow any liens or encumbrances to attach to the

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     Financed Products without written permission of Corvis prior to payment in full for the Financed Products.

          In addition to any other remedy available to Corvis as provided herein, by common law or by statute, Corvis may, if applicable, exercise its rights pursuant to UCC 2-702 or such other applicable provision as may exist from state to state.

2. Except as specifically amended herein, all other provisions of the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year last set forth below.


WILLIAMS COMMUNICATIONS, LLC                  CORVIS CORPORATION


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         (TITLE)                                  (TITLE)

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         (DATE)                                   (DATE)